Exhibit 99.2
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                         Form 4 Joint Filer Information



Name:       Richard C. Lewis GST Exempt Marital Sub Trust, u/t/a dated 4/5/94

Address:    630 Butte Falls Highway
            Prospect, OR  97536

Designated Filer:          Kim Lewis Marshall

Issuer & Ticker Symbol:    Meadow Valley Corp (MVCO)

Date of Event:             06/18/03
                           06/19/03
                           06/20/03



Signature:  /s/  Kim Lewis Marshall, as Trustee
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